UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 10, 2025

Commission File Number 000-22496

RADIUS RECYCLING, INC.
(Exact name of registrant as specified in its charter)

OREGON	93-0341923
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

222 SW Columbia Street, Suite 1150, Portland, Oregon	97201
(Address of principal executive offices)	(Zip Code)

(503) 224-9900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $1.00 par value	RDUS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion of the transactions contemplated by the previously announced Agreement and Plan of Merger, dated as of March 13, 2025 (the “Merger Agreement”), by and among Radius Recycling, Inc., an Oregon corporation (“Radius”), Toyota Tsusho America, Inc., a New York corporation (“Parent”), and TAI Merger Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). On July 10, 2025, pursuant to the Merger Agreement, Merger Sub merged with and into Radius (the “Merger”), the separate corporate existence of Merger Sub ceased, and Radius was the surviving corporation in the Merger (the “Surviving Corporation”) and, as a result, is now a wholly owned subsidiary of Parent.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

In connection with the completion of the Merger, on July 10, 2025, all outstanding obligations in respect of principal, interest and fees under that certain Third Amended and Restated Credit Agreement, dated as of April 6, 2016 (as amended on each of August 24, 2018, June 30, 2020, August 22, 2022, June 17, 2024, January 3, 2025 and June 16, 2025 and as further amended, restated, supplemented or otherwise modified from time to time, the “Company Credit Facility”), among Radius (as U.S. borrower), Schnitzer Steel Canada Ltd. (as Canadian borrower), Bank of America, N.A. (as administrative agent, swing line lender and an L/C issuer), Bank of Montreal (as the Canadian lender), the U.S. lenders party thereto from time to time and the guarantors party thereto from time to time, were repaid, all commitments under the Company Credit Facility were terminated and all liens and guarantees granted in connection therewith were released.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), and as a result of the Merger, each share of Class A common stock, par value $1.00 per share, of Radius (“Radius Class A Common Stock”) and Class B common stock, par value $1.00 per share, of Radius (“Radius Class B Common Stock” and together with Radius Class A Common Stock, “Radius Common Stock”) that was issued and outstanding immediately prior to the Effective Time was converted into the right to receive $30.00 in cash (the “Merger Consideration”), without interest, and less any applicable withholding taxes.

In addition, pursuant to the Merger Agreement, immediately prior to the Effective Time, with respect to outstanding equity-based awards granted under the Schnitzer Steel Industries, Inc. 1993 Stock Incentive Plan, as amended and restated as of November 7, 2013, or the Radius Recycling, Inc. 2024 Omnibus Incentive Plan, as each may be amended from time to time (collectively, the “Radius Stock Plans”): (i) each outstanding restricted stock unit award subject solely to time-based vesting conditions granted under a Radius Stock Plan (“Radius RSU Award”) became fully vested and was cancelled and converted into the right to receive an amount in cash equal to the sum of (a) the product of (x) the Merger Consideration, multiplied by (y) the total number of shares of Radius Common Stock subject to such Radius RSU Award (or portion thereof), plus (b) any accrued and unpaid dividends or dividend equivalent rights corresponding to such Radius RSU Award, (ii) each outstanding restricted stock unit award subject to performance-based vesting conditions granted under a Radius Stock Plan (“Radius PSU Award”) became fully vested and was cancelled and converted into the right to receive an amount in cash equal to the product of (a) the Merger Consideration, multiplied by (b) the total number of shares of Radius Common Stock subject to the Radius PSU Award (or portion thereof), calculated based on the greater of (x) actual performance, calculated with the applicable performance period running through the last day of Radius’ most recently completed quarter prior to the Effective Time and (y) deemed target level of performance, and (iii) each outstanding deferred stock unit award held by a member of Radius’ board of directors and granted under a Radius Stock Plan (“Radius DSU Award”) became fully vested and was cancelled and converted into the right to receive an amount in cash equal to the sum of (a) the product of (x) the Merger Consideration, multiplied by (y) the total number of shares of Radius Common Stock subject to such Radius DSU Award (or portion thereof), plus (b) any accrued and unpaid dividends or dividend equivalent rights corresponding to such Radius DSU Award.

The foregoing description of the Merger Agreement and Merger is not complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to Radius’ Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 14, 2025, and is incorporated into this item by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On July 10, 2025, in connection with the closing of the Merger, Radius notified the Nasdaq Global Market (“Nasdaq”) of the completion of the Merger and requested that Nasdaq (i) suspend trading of Radius Class A Common Stock on Nasdaq before the opening of trading on July 11, 2025 and (ii) file a notification of removal from listing on Form 25 with the SEC to delist Radius Class A Common Stock from Nasdaq and deregister the Radius Class A Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, Radius Class A Common Stock will no longer be listed on Nasdaq.

In addition, after effectiveness of the Form 25, Radius intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 requesting the termination of registration of the Shares under Section 12(g) of the Exchange Act and the suspension of Radius’ reporting obligations under Section 13 and 15(d) of the Exchange Act with respect to the shares of Radius Class A Common Stock.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

At the Effective Time, a change of control of Radius occurred. Merger Sub merged with and into Radius, the separate corporate existence of Merger Sub ceased, and Radius was the surviving corporation in the Merger and, as a result, is now a wholly owned subsidiary of Parent.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Upon the Effective Time, in accordance with the terms of the Merger Agreement, all of the directors of Radius ceased to be directors. No director was terminated or resigned because of any disagreement with Radius, its management or its board of directors on any matter relating to its operations, policies or practices.

Upon the Effective Time, in accordance with the terms of the Merger Agreement, the directors of Merger Sub as of immediately prior to the Effective Time became the directors of the Surviving Corporation and shall hold office until their respective successors are duly elected and qualified, or their earlier death, incapacitation, retirement, resignation or removal, in each case, in accordance with the articles of incorporation and bylaws of the Surviving Corporation. The directors of Merger Sub immediately prior to the Effective Time were Masaharu Katayama, Naoyuki Hata, Hideyuki Iwamoto, Akihiro Sago and John Maraia.

Upon the Effective Time, in accordance with the terms of the Merger Agreement, all of the officers of Radius ceased to be officers of Radius. No officer was terminated or resigned because of any disagreement with Radius, its management or its board of directors on any matter relating to its operations, policies or practices.

Upon the Effective Time, in accordance with the terms of the Merger Agreement, the officers of Merger Sub as of immediately prior to the Effective Time became the officers of the Surviving Corporation and shall hold office until their respective successors are duly elected and qualified, or their earlier death, incapacitation, retirement, resignation or removal, in each case, in accordance with the articles of incorporation and bylaws of the Surviving Corporation. The sole officer of Merger Sub immediately prior to the Effective Time was Masaharu Katayama (President, Treasurer, Vice President and Secretary).

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

In connection with the closing of the Merger, Radius’ certificate of incorporation was amended and restated in its entirety (the “Amended and Restated Certificate of Incorporation”) and Radius’ bylaws were amended and restated in their entirety (the “Amended and Restated Bylaws”).

Copies of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated into this Item 5.03 by reference.

Item 8.01	Other Events.

On July 10, 2025, Radius and Parent issued a joint press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

2.1
Agreement and Plan of Merger, dated as of March 13, 2025, by and among Radius Recycling, Inc., Toyota Tsusho America, Inc. and TAI Merger Corporation (incorporated by reference to Exhibit 2.1 to Radius’ Current Report on Form 8-K filed on March 14, 2025)

3.1	Amended and Restated Certificate of Incorporation of Radius Recycling, Inc.
3.2	Amended and Restated Bylaws of Radius Recycling, Inc.
99.1	Press Release of Radius Recycling, Inc. and Toyota Tsusho America, Inc., dated July 10, 2025
104	The cover page from this Current Report on Form 8-K, formatted in iXBRL (Inline eXtensible Business Reporting Language)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIUS RECYCLING, INC.
(Registrant)

Dated: July 10, 2025	By:	/s/ James Matthew Vaughn
Name: James Matthew Vaughn
Title: Senior Vice President, General Counsel, Chief Compliance Officer and Secretary